UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 27, 2007

UNIVERSAL COMPRESSION HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15843 (Commission File Number)	13-3989167 (IRS Employer Identification No.)

4444 Brittmoore Road Houston, Texas (Address of principal executive offices)	77041 (Zip Code)
Registrant’s telephone number, including area code: (713) 335-7000
N/A
(Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.
On March 27, 2007, Hanover Compressor Company (“Hanover”) and Universal Compression Holdings, Inc. (“Universal”) issued a joint press release announcing that they had received a request for additional information from the Antitrust Division of the U.S. Department of Justice pursuant to the notification requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with the proposed merger between the two companies.
A copy of the joint press release dated March 27, 2007 is attached hereto as Exhibit 99.1 and incorporated by reference herein.
Item 9.01.      Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Joint Press Release, dated March 27, 2007, issued by Hanover and Universal.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL COMPRESSION HOLDINGS, INC.
Date: March 28, 2007	By:	/s/ J. Michael Anderson
J. Michael Anderson
Senior Vice President and Chief Financial Officer

Index to Exhibits

99.1	Joint Press Release, dated March 27, 2007, issued by Hanover and Universal.